Exhibit 10.58

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | |
|---|---|
| 1. CONTRACT ID CODE | J |
| PAGE OF PAGES | 1 / 3 |
| 2. AMENDMENT/MODIFICATION NO. | P00002 |
| 3. EFFECTIVE DATE | 16-Aug-2012 |
| 4. REQUISITION/PURCHASE REQ. NO. | SEE SCHEDULE |
| 5. PROJECT NO. (If applicable) | |
| 6. ISSUED BY CODE N66001 | SPAWAR SYSTEMS CENTER PACIFIC<br>LYNN BIEDERMANN CODE 22530<br>LYNN.BIEDERMANN@NAVY.MIL<br>53560 HULL STREET<br>SAN DIEGO CA 92152-5001 |
| 7. ADMINISTERED BY (If other than item 6) CODE S0514A | DCMA SAN DIEGO<br>7675 DAGGET ST SUITE 200<br>SAN DIEGO CA 92111-2241<br>SCD: C |
| 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) | AETHLON MEDICAL INC<br>DUNS# 054460865<br>8910 UNIVERSITY CTR LN STE 660<br>SAN DIEGO CA 92122-1027 |
| CODE | 47A31 |
| FACILITY CODE | |
| 9A. AMENDMENT OF SOLICITATION NO. | |
| 9B. DATED (SEE ITEM 11) | |
| X 10A. MOD. OF CONTRACT/ORDER NO. | N66001-11-C-4188 |
| X 10B. DATED (SEE ITEM 13) | 30-Sep-2011 |

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

## 12. ACCOUNTING AND APPROPRIATION DATA (If required)

**See Schedule**

## 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
Mutual Agreement of the Parties

☐ D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

## 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: biederml122796

This modification exercises and incrementally funds the Option 1 Period. Please see the following page(s).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | |
|---|---|
| 15A. NAME AND TITLE OF SIGNER (Type or print) | RICHARD H. TULLIS PI |
| 15B. CONTRACTOR/OFFEROR | [signature] (Signature of person authorized to sign) |
| 15C. DATE SIGNED | 8-17-12 |
| 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) | DAVID W. JENKINS<br>TEL: EMAIL: |
| 16B. UNITED STATES OF AMERICA | BY [signature] (Signature of Contracting Officer) |
| 16C. DATE SIGNED | 20 AUG 2012 |

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

1

N66001-11-C-4188

(biederml122796)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $1,617,446.00 from $1,975,047.00 to $3,592,493.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0003

The option status has changed from Option to Option Exercised.

CLIN 0004

The option status has changed from Option to Option Exercised.

CLIN 0005

The option status has changed from Option to Option Exercised.

SUBCLIN 000301 is added as follows:

000301	Funding for Option I MIPR# 12- 5950	ACRN AB	$534,125.00

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0003 has been changed to:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 16-AUG-2012 TO 29-SEP-2013	N/A	SPAWAR SYSTEMS CENTER RECEIVING OFFICER 4297 PACIFIC HIGHWAY, BLDG 7 SAN DIEGO CA 92110-5000 619-553-1251 FOB: Destination	N66001

The following Delivery Schedule item for CLIN 0004 has been changed to:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

2

N66001-11-C-4188

(biederml122796)

POP 16-AUG-2012 TO 29-SEP-2013	N/A	SPAWAR SYSTEMS CENTER RECEIVING OFFICERN 4297 PACIFIC HIGHWAY, BLDG 7 SAN DIEGO CA 92110-5000 619-553-1251 FOB: Destination	N66001

The following Delivery Schedule item for CLIN 0005 has been changed to:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-SEP-2013	1	SPAWAR SYSTEMS CENTER RECEIVING OFFICER 4297 PACIFIC HIGHWAY, BLDG 7 SAN DIEGO CA 92110-5000 619-553-1251 FOB: Destination	N66001

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $534,125.00 from $1,975,047.00 to $2,509,172.00.

SUBCLIN 000301:

Funding on SUBCLIN 000301 is initiated as follows:

ACRN: AB

CIN: 130021178700005

Acctng Data: 9720400 1320 595 0P2T5 0 2525DP AM 279576 2115E S12136

Increase: $534,125.00

Total: $534,125.00

(End of Summary of Changes)

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